COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2023
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 11: COMMITMENTS AND CONTINGENCIES

DMB Note Collection Action

On June 17, 2021, DMB Group, LLC (“DMB”) filed a lawsuit against our wholly-owned subsidiary, the North Carolina operating company Data443 Risk Mitigation, Inc., (the “Subsidiary”) in County Court in Denton County, Texas, naming the Subsidiary as defendant. The matter was settled September 2021 by mutual agreement of the involved parties. The Subsidiary has made all payments required pursuant to the settlement and the matter is now considered closed. The Court granted our motions for nonsuit and dismissal with prejudice on orders entered May 4 and May 5, 2022 respectively.

Employment Related Claims

We view most legal proceedings involving claims of former employees as routine litigation incidental to the business, and therefore not material.

Litigation

In the ordinary course of business, we are involved in a number of lawsuits incidental to our business, including litigation related to intellectual property, employees, and commercial matters. Although it is difficult to predict the ultimate outcome of these cases, management believes that any ultimate liability would not have a material adverse effect on our consolidated financial condition or results of operations. However, an unforeseen unfavorable development in any of these cases could have a material adverse effect on our consolidated financial condition, results of operations, or cash flows in the period in which it is recorded.